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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: July 3, 2002

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24999 (Commission File Number)	52-1947160 (IRS Employer Identification No.)
18200 Von Karman Avenue, Suite 730, Irvine, CA (Address of Principal executive offices)		92612 (Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

  Item 5. Other Events.

        As previously disclosed in the Current Report on Form 8-K of Lotus Pacific, Inc. ("Lotus Pacific" or "Registrant"), as filed with the Commission on July 2, 2001, and the Consent Solicitation Statement on Schedule 14A as filed on with the Commission on June 8, 2001, on June 29, 2001, a majority of Registrant's shareholders, led by TCL International Holdings (H.K.) Limited, replaced prior management of the Registrant. Following the replacement of prior management, new management of the Registrant has been reviewing various transactions undertaken by the prior management team. All transactions being reviewed involve periods prior to June 29, 2001, the date current management assumed control of Lotus Pacific.

        As previously disclosed in its Current Reports on Form 8-K and 8-K/A as filed with the Commission on March 26, March 28, April 12 and June 4, 2002, Lotus Pacific dismissed Larson, Allen, Weishair & Co. as its independent accountants and have replaced such firm with new independent accountants, Hein + Associates. Larson, Allen, Weishair & Co. and its predecessor Schiffman Hughes Brown, P.C. (whose practice became part of Larson, Allen, Weishair & Co. effective January 1, 2000) were initially engaged by prior management of Lotus Pacific.

        Based on preliminary results of its review, new management of Registrant has identified certain transactions undertaken by prior management which may impact reported financial and operating results with respect to its consolidated financial statements for the fiscal year ended June 30, 2001 and prior periods. The treatment of such transactions may or may not impact previously reported results. In the event the Registrant concludes that its previously filed financial statements require restatement, Registrant will file restated financial statements for such prior periods.

        Registrant has referred the matters relating to the restatement of its financial statements, if any, to a special committee of its Board of Directors (the "Special Committee"). The Special Committee will be empowered to review and authorize the matters on behalf of Lotus Pacific. The Registrant and the Special Committee will work with the Registrant's current accountants to evaluate the transactions and the impact on the prior reports, if any. The Registrant and the Special Committee will continue the investigation into the matters.

        Forward Looking Statements.    The statements in this Form 8-K Current Report concerning current management's expectations are "forward looking statements" within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Registrant or management "estimates," "expects," "intends," "continues," "may," or "will" or statements concerning "potential" or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management's current views and assumptions.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)
Date: July 3, 2002	By:	/s/ Vincent Yong Yan Vincent Yong Yan President, CEO and CFO

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FORM 8-K
SIGNATURES